Exhibit 10.1

AMENDMENT NO. 1 TO

COLLABORATION AGREEMENT

THIS AMENDMENT NO. 1 to Collaboration Agreement (this “Amendment”), effective as of July 28, 2003 (the “Amendment Date”), is entered into by and between Genencor International, Inc., a Delaware corporation having its principal place of business at 925 Page Mill Road, Palo Alto, CA 94304-1013 (“GCOR”), and Seattle Genetics, Inc., a Delaware corporation having its principal place of business at 21823 30th Drive S.E. Bothell, WA 98021 (“SGI”).

RECITALS

WHEREAS, GCOR and SGI entered into that certain Collaboration Agreement dated as of January 4, 2002 (the “Agreement”) and, pursuant to the Agreement, have conducted research activities regarding SGI’s ADEPT platform and lead ADEPT molecule, SGN-17/19, and GCOR’s TEPT and i-mune technologies.

WHEREAS, the parties now wish to amend the Agreement to, among other things, (a) provide for an extension of the term of the Agreement in consideration for a payment by GCOR of an extension fee, (b) allow each party to develop and commercialize Products in the Field independently from the Collaboration, (c) following termination or expiration of the Agreement, allow each Party to develop and commercialize on its own any non-Collaboration Products that were originated by such Party during the term of the Agreement and (d) provide that SGN-17/19 shall no longer be a Collaboration Product.

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, the parties amend the Agreement and otherwise agree as follows:

1. Definitions and Cross References. Unless specified herein, each capitalized term shall have the meaning assigned to it in the Agreement and each reference to a Section or Article shall refer to the corresponding Section or Article in the Agreement.

1.1 The following definitions shall replace and or supplement the current definitions in Section 1 of the Agreement:

“[***]” means the [***], as amended on [***] and [***].

“Collaboration” means all research, development, manufacture and commercialization activities conducted by or on behalf of the Parties relating specifically to a Collaboration Product according to the terms of this Agreement.

“Collaboration Product” means any Product that the parties mutually agree in writing to co-develop pursuant to this Agreement.

[***] Confidential treatment requested.

“Cost of Goods” means with respect to material supplied by one Party to the other hereunder: (i) if manufactured by a Third Party for the supplying Party, the supplying Party’s [***]; and (ii) if manufactured by the supplying Party or its Affiliates, [***].

“Development Decision” with respect to a Product means the earlier of (a) initiation of an [***] for such Product or (b) the [***] for such Product.

“Development Program” means any activities conducted by or on behalf of the Parties with respect to a Collaboration Product pursuant to a Development Decision.

“Effective Date” means January 4, 2002.

“Extension Fee” has the meaning set forth in Section 4.2(e) of the Agreement.

“FTE Fees” has the meaning set forth in Section 7.6 of the Agreement.

“GCOR Background Know-How” means all Information and Inventions in the Control of GCOR as of the Effective Date or at any time during the Term that [***] are deemed necessary or reasonably useful for the Collaboration or for the exercise of the GCOR Background Patents, including without limitation all Information and Inventions relating to [***], but excluding: (a) any [***]; and (b) any [***].

“GCOR Background Patents” means: (a) all Patents listed in Exhibit E to the Agreement; and (b) any other Patents in the Control of GCOR during the Term that are necessary or reasonably useful for the Collaboration or for the practice of the GCOR Background Know-How, but excluding: (a) any [***]; (b) any [***]; (c) any [***] and (d) any [***].

“GCOR Patents” means GCOR Background Patents, GCOR TEPT Patents and GCOR i-mune Patents.

“GCOR i-mune Inventions” means any Information and Inventions made prior to or during the Term solely by SGI employees, solely by GCOR employees or jointly by SGI employees and GCOR employees that relate to the use of or compositions of matter arising from use of i-mune.

“GCOR i-mune Patents” means any Patents that cover GCOR i-mune Inventions.

“GCOR i-mune Technology” means GCOR i-mune Patents and GCOR i-mune Inventions.

“GCOR TE Patents” means (a) all Patents listed in Exhibit D to this Agreement; and (b) any other Patents in the Control of GCOR at any time during the Term that relate to TE.

[***] Confidential treatment requested.

“GCOR Technology” means GCOR Background Technology, GCOR TEPT Technology and GCOR i-mune Technology

“Generic Product” shall mean, on a country-by-country basis, a Product: (i) the manufacture, use or sale of which is not covered by a Valid Claim in such country, and (ii) that is also marketed by an unlicensed Third Party or Parties in such country, which Third Party or Parties have, in the aggregate, at least [***]% of the [***] of sales of such Product in any Calendar Quarter in such country, as measured by [***].

“i-mune” means methods useful or necessary for determining and engineering T-cell epitope(s) in a protein, peptide, antibody or fragment of any of these.

“[***] Product” has the meaning set forth in Section 7.6 of the Agreement.

“Information and Inventions” means all confidential or proprietary technical, scientific and other know-how and information, trade secrets, knowledge, technology, means, methods, processes, practices, formulas, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, data, results and other material, including high-throughput screening, gene expression, genomics, proteomics and other drug discovery and development technology, pre-clinical and clinical trial results, manufacturing procedures, test procedures and purification and isolation techniques, (whether or not patented or patentable) in written, electronic or any other form known as of the Effective Date or developed during the Term.

“Joint Inventions” means any patentable Information and Inventions made jointly by SGI employees and GCOR employees, excluding GCOR i-mune Inventions and SGI Prodrug Inventions.

“Joint Patents” means any Patents (excluding the GCOR i-mune Patents and the SGI Prodrug Patents) jointly owned by the Parties that relate to Joint Inventions and cover the manufacture, use or sale of Products.

“Joint Technology” means Joint Patents and Joint Inventions, but excluding SGI Technology and GCOR Technology.

“Major Country” means any of [***].

“Product” means any targeted enzyme plus prodrug combination product(s) developed under this Agreement that incorporates Information or Inventions of a Party or is covered by a Valid Claim of a GCOR Patent, SGI Patent or Joint Patent.

“Product Trademarks” means the Trademarks developed for Collaboration Products by the Steering Committee and owned jointly by the Parties, all packaging designs and other trade dress used in connection with the Collaboration Products and such other Trademarks relating thereto and any registrations thereof or any pending applications relating thereto.

[***] Confidential treatment requested.

“Research Program” means any research program conducted jointly by the Parties but funded individually by each Party.

“Royalty Term” means, on a Product-by-Product and country-by-country basis, the period of time equal to the longer of: (a) [***] from the date of First Commercial Sale of the Product in such country; or (b) the expiration of the last to expire of the Valid Claims necessary for the manufacture, use or sale of a Product in such country.

“SGI Background Know-How” means all Information and Inventions in the Control of SGI as of the Effective Date or at any time during the Term that at the discretion of SGI are deemed necessary or reasonably useful for the Collaboration or for the exercise of the SGI Background Patents, but excluding any [***] and any [***].

“SGI Patents” means SGI Background Patents, SGI ADEPT Patents, SGI Non-Exclusive Patents and SGI Prodrug Patents.

“SGI Prodrug Inventions” means any Information and Inventions made prior to or during the Term solely by SGI employees, solely by GCOR employees or jointly by SGI employees and GCOR employees that relate to the use of or composition of matter of prodrugs activated by beta-lactamase.

“SGI Prodrug Patents” means any Patents that cover SGI Prodrug Inventions.

“SGI Prodrug Technology” means any SGI Prodrug Patents and SGI Prodrug Inventions.

“SGI Technology” means SGI Background Technology, SGI ADEPT Technology and SGI Prodrug Technology.

“Stock Purchase Agreement” means the Common Stock Purchase Agreement effective January 4, 2002 by and between SGI and GCOR attached to the Agreement as Exhibit G.

“Term” means the period set forth in Section 15.1.

“Valid Claim” means a claim of an issued and unexpired patent included in SGI Patents, GCOR Patents or Joint Patents which has not been held permanently revoked, unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise.

“Work Plan” means the plan developed by the Parties and attached to this Amendment setting forth the Prodrug chemistry to be performed at SGI during the Term, as may be amended from time-to-time by mutual agreement.

[***] Confidential treatment requested.

1.2 The following definitions shall be deleted in their entireties:

“Improvement”

“Valid Patent Claim”

“Renewal Term”

“Research Costs”

2. Amendments.

2.1 Section 2 of the Agreement shall be amended as follows:

(a) Section 2.1 shall be amended to read in its entirety as follows:

“2.1 Formation of Steering Committee. Within ten (10) days of a Development Decision or the Parties mutual agreement to conduct a Research Program pursuant to Section 3.2, the Parties shall establish a joint committee (the “Steering Committee”) to make certain decisions regarding the research or development of Collaboration Products. The Steering Committee will be composed of [***] representatives of each Party, who shall be appointed (and may be replaced at any time) by such Party on written notice to the other in accordance with this Agreement. Such representatives shall possess the requisite experience and seniority to enable them to make decisions on behalf of the Parties with respect to the Collaboration. Development Decisions, and such other decisions as expressly set forth herein, shall be subject to approval of the Parties.”

(b) Section 2.2 of the Agreement shall be amended to read in its entirety as follows:

“2.2 Responsibilities of the Steering Committee. The Steering Committee will be responsible for, among other things:

(a) determining the overall strategy for the research or development of Collaboration Products in the manner contemplated by this Agreement;

(b) preparing a Project Plan and Project Budget for each Collaboration Product;

(c) coordinating, expediting, overseeing and controlling all development of Collaboration Products in the Field, including pre-clinical research, clinical research, manufacturing, regulatory filings and post approval development studies;

(d) monitoring, reviewing and directing the commercialization of Collaboration Products within the Field, including developing annual marketing and sales budgets, annual forecasts or sales and

[***] Confidential treatment requested.

production requirements, an annual marketing plan, product positioning, creative campaign strategies, pricing and managed care contract strategies;

(e) evaluating additional technologies that may be necessary or beneficial for Exploitation of Collaboration Products and recommending the acquisition or in-licensing of these technologies;

(f) addressing, financial issues which arise in connection with the Collaboration Products in the areas of accounting, cost allocation, budgeting and financial reporting

(g) settling disputes or disagreements between the Parties regarding the Collaboration ; and

(h) performing such other functions as appropriate to further the purposes of this Agreement.”

(c) The reference to “Collaboration” in the first sentence of Section 2.3 of the Agreement shall be replaced with a reference to “Collaboration Products”.

(d) Section 2.4 shall be amended to delete all references to “Work Plan”.

(e) The first sentence of Section 2.5 shall be amended to read in its entirety as follows: “Any dispute that may arise relating to the development or Exploitation of a Collaboration Product or the activities of the Parties hereunder shall be brought to the attention of the Steering Committee, which shall attempt in good faith to achieve a resolution.”

2.2 Article 3 of the Agreement shall be modified as follows:

(a) Section 3.1 shall be deleted in its entirety.

(b) Section 3.2 shall be amended to read in its entirety as follows:

“3.2 Scope of the Research Program. As of the Amendment Date, the Parties agree that [***] and that [***]. Upon mutual written agreement of the Parties, a Research Program may be initiated or reinitiated with respect to a particular Collaboration Product or to cover research efforts relating to SGI Technology and/or GCOR Technology. Nothing contained in this Agreement shall obligate either SGI or GCOR to provide to the other or to the Collaboration novel cancer targets regardless of whether they might be useful within the Field.”

[***] Confidential treatment requested.

(c) Section 3.3 shall be amended to read in its entirety as follows:

“3.3 Conduct of the Research Program. If the Parties mutually agree to initiate or reinitiate a Research Program, the Parties shall use Commercially Reasonable Efforts to conduct their respective research and development activities in accordance with this Agreement under the direction and supervision of the Steering Committee and, in such case, all research work performed by GCOR and SGI pursuant hereto shall be performed in a good scientific manner and in compliance with all applicable laws.”

(d) Section 3.4 shall be amended to read in its entirety as follows:

“3.4 Research Program Expenses. [***] costs incurred with respect to any activities undertaken pursuant to a Research Program or its own independent research.”

(e) The first sentence of Section 3.5 shall be amended to read in its entirety as follows: “The Parties shall determine whether to advance a Collaboration Product to a Development Program.”

(f) Section 3.5(c) shall be amended to read in its entirety as follows:

“(c) Removal of SGN-17/19 from Collaboration. Effective upon the Amendment Date, the Parties agree that: (a) SGN-17/19 shall no longer be a Collaboration Product, but shall instead be an Independent Product originated and owned solely by SGI; and (b) unless the Parties mutually agree to make SGN-17/19 a Collaboration Product again, GCOR shall have no further rights under the [***].”

2.3 Section 4.1 shall be amended to read in its entirety as follows:

“4.1 Equity Purchase. GCOR has purchased Three Million U.S. Dollars ($3,000,000) of common stock of SGI on the terms set forth in the Stock Purchase Agreement.”

2.4 Section 4.2 of the Agreement shall be amended as follows:

(a) The first sentence of Section 4.2(a) shall be revised to read as follows: “SGI will make a payment of U.S. $[***] to GCOR if [***] an [***] for a [***] that [***] either:”

(b) Sections 4.2(b) and 4.2(c) shall be deleted.

[***] Confidential treatment requested.

(c) Section 4.2(d) shall be revised to read in its entirety as follows: “GCOR has paid U.S. $[***] to SGI on the [***] anniversary of the Effective Date.”

(d) Section 4.2(e) shall be revised to read in its entirety as follows: “GCOR shall make a non-refundable payment of U.S. $[***] to SGI on or before [***] (the “Extension Fee”).”

2.5 Section 4.3 of the Agreement shall be amended as follows:

(a) The Table in Section 4.3.1 shall be amended in its entirety as follows:

For [***] Products Incorporating:	Rate 1		Rate 2
[***]	[***	]%	[***	]%

[***]	[***	]%	[***	]%

[***]	[***	]%	[***	]%

(b) The Table in Section 4.3.2 shall be amended in its entirety as follows:

For [***] Products Incorporating:	Rate 1		Rate 2
[***] and/or
[***]	[***	]%	[***	]%

A new Section 4.3.3 shall be added to read in its entirety as follows:

“4.3.3 Ongoing SGN-17/19 Financial Terms. After the Amendment Date, SGI shall not owe GCOR any fees, milestones or royalties regarding SGN-17/19 or any Analogs thereof [***].”

2.6 Each reference to “[***] Products” in Sections 4.5 and 5.4.1 shall be amended to be a reference to “[***] Products, Independent Products and Post-Termination Products.”

2.7 A new Section 4.6 shall be added to the Agreement to read in its entirety as follows:

“4.6 Fees, Milestones, Royalties and Third-Party Obligations For Independent Products and Post-Termination Products. To obtain and maintain the licenses set forth in Section 15.6.3(c), each Party shall have the obligations set forth in this Section 4.6 with respect to Independent Products and Post-Termination Products that such Party Exploits; provided that SGN-17/19 shall not be subject to this Section 4.6, but shall instead be subject to Sections 4.2(a) and 4.3.3 of the Agreement.

[***] Confidential treatment requested.

4.6.1 License and Milestone Payments. In order to obtain or maintain the licenses granted pursuant to Section 15.6.3(c), the Party Exploiting an Independent Product or Post-Termination Product shall have the obligation to pay the other Party the following:

(a) a license fee of [***] for each Independent Product or Post-Termination Product on the earlier of (i) a [***] with respect to such Independent Product or Post-Termination Product or (ii) [***] after [***];

(b) a milestone payment of [***] upon the [***] for each Independent Product or Post-Termination Product;

(c) a milestone payment of [***] upon the [***] each Independent Product or Post-Termination Product;

(d) a milestone payment of [***] upon the [***] each Independent Product or Post-Termination Product;

(e) a milestone payment of [***] upon the [***] for each Independent Product or Post-Termination Product;

(f) beginning on [***] and ending upon the date of [***] of the Independent Product or Post-Termination Product, the obligation to pay the other Party an annual maintenance fee of [***] per Independent Product or Post-Termination Product that such Party wishes to continue to have the license to Exploit pursuant to Section 15.6.3(c)[***].

4.6.2 Royalties.

(a) During the Royalty Term, SGI shall pay GCOR a [***] royalty on Net Sales of any Independent Product or Post-Termination Product (i) that [***] and/or (ii) the [***].

(b) During the Royalty Term, GCOR shall pay SGI a [***] royalty on Net Sales of any Independent Product or Post-Termination Product (i) that [***] and/or (ii) the [***].

(c) [***]

4.6.3 Third-Party Obligations. The Party Exploiting an Independent Product or Post-Termination Product shall be responsible for payment of [***] arising after the Amendment Date. In addition, GCOR shall pay to SGI an amount equal to [***] of all Third Party Royalties owed to [***] under the [***] on account of GCOR’s Exploitation of Independent Products or Post-Termination Products.

[***] Confidential treatment requested.

4.6.4 Reduction in Payments and Royalties. If an Independent Product or Post-Termination Product Exploited by one Party triggers royalty payments pursuant to Section 4.6.2, but the only Valid Claims covering such Independent Product or Post-Termination Product are one or more Joint Patents, then [***] shall thereafter be payable at [***] of the amounts and rates set forth above for such Independent Product or Post-Termination Product.”

2.8 Section 6.1 of the Agreement shall be amended to read as follows:

“6.1 Licenses.

6.1.1 License Grant by SGI. Subject to the terms and conditions of this Agreement, SGI hereby grants to GCOR and its Affiliates a worldwide, non-exclusive license or sub-license under the SGI Technology and SGI’s interest in Joint Technology, with the limited right to sublicense as permitted in Section 6.4, solely to Exploit Collaboration Products and [***] Products within the Field.

6.1.2 License Grant by GCOR. Subject to the terms and conditions of this Agreement, GCOR hereby grants to SGI and its Affiliates a worldwide, non-exclusive license under the GCOR Technology and GCOR’s interest in Joint Technology, with the limited right to sublicense as permitted in Section 6.4, solely to Exploit Collaboration Products and [***] Products within the Field.

6.1.3 Financials. The licenses granted in Sections 6.1.1 and 6.1.2 for Collaboration Products shall be royalty free for so long as it remains a Collaboration Product. The licenses granted in Sections 6.1.1 and 6.1.2 for [***] Products shall be subject to the royalties set forth in Section 4.3.”

2.9 Section 6.2 of the Agreement shall be deleted in its entirety.

2.10 Section 6.3 of the Agreement shall be amended to read in its entirety as follows:

“6.3 Exclusivity of [***] Product Licenses. If one Party [***] with respect to a particular [***] Product pursuant to Article 7, the [***] Party shall thereupon be automatically deemed to have granted to the [***] Party a [***] to the extent [***]), license under such Party’s Patents, with the right to sublicense, to Exploit the particular [***] Product within the Field.”

[***] Confidential treatment requested.

2.11 Section 6.4 of the Agreement shall be amended to read in its entirety as follows:

“6.4 Rights to Sublicense. Neither Party may further sublicense the rights granted to it pursuant to Sections 6.1 or 15.6.3(c) except as follows: (a) the [***] Party may sublicense the rights granted to it pursuant to Section 6.1 to a Sublicensee solely to Exploit a [***] Product in the Field; (b) a Party originating an Independent Product or Post-Termination Product may sublicense the rights granted to it pursuant to Section 15.6.3(c) to a Sublicensee solely to Exploit such Independent Product or Post-Termination Product [***]; and (c) each Party may sublicense to a Third Party under its interest in Joint Patents solely for the Exploitation of Products [***]. Neither Party may sublicense or otherwise grant any rights under Joint Patents to any Third Party [***] except by mutual agreement of the Parties. All such sublicenses granted hereunder by GCOR shall be subject to Section 6.6 to the extent applicable. For all sublicenses under this Section 6.4, the Party granting such sublicense shall forward to the other Party a fully executed copy of such sublicense agreement or amendment thereof (either of which may be redacted to remove confidential information) within thirty (30) days of execution of such sublicense agreement or amendment.”

2.12 Section 6.5 of the Agreement shall be amended to read in its entirety as follows:

“6.5 GCOR TEPT Patents and GCOR Background Patents. For purposes of clarification, as of the Amendment Date, SGI shall have no further rights or license under the Agreement to the GCOR TEPT Patents or the GCOR Background Patents, except with respect to Collaboration Products or [***] Products as provided in Section 6.1.”

2.13 Section 7.4 of the Agreement shall be amended to read in its entirety as follows:

“7.4 Third-Party Research, Development and Commercialization of Collaboration Products. The Parties may upon mutual agreement, license to Third Parties rights with respect to the research, development, manufacture or commercialization of any Collaboration Product or [***] Product on such terms and conditions as the Parties may mutually agree; provided that any disputes between the Parties as to whether or not to grant such a license shall not be subject to any Third Party dispute resolution mechanism.”

2.14 The reference in Section 7.5 of the Agreement to “Section 7.3” shall be revised to be “Section 7.4”.

2.15 A new Section 7.6 shall be added to the Agreement to read in its entirety as follows:

[***] Confidential treatment requested.

“7.6 Independent Products. Subject to payment of the fees, milestone payments and royalties set forth in Section 4.6, each Party is free to develop and commercialize products incorporating the other Party’s Technology independent from the Collaboration under the licenses granted in Section 15.6.3(c) and, in the absence of a mutual written agreement of the Parties to designate such Product as a Collaboration Product, such Product shall be deemed an “Independent Product” under this Agreement. Both during the Term and after expiration or termination of the Agreement, each party shall have the licenses in Section 15.6.3(c) with respect to Exploitation of Independent Products. All expenses associated with Independent Products shall be the [***]. During the Term, each Party may request that the other Party provide assistance regarding Independent Products, and the other Party will use reasonable commercial efforts to provide such assistance up to a maximum of [***] FTEs. Any FTE funding will be for a minimum of [***] continuous months and subject to [***] months notice for binding projections. Neither Party shall be obligated to provide any assistance beyond [***] FTEs, which shall be rendered, if at all, in such Party’s sole discretion. Each Party shall compensate the other Party at an annual rate of [***] per FTE for assistance rendered prior to [***] (the “FTE Fees”). Commencing [***] and every [***] anniversary thereafter, the annual rate for the FTE Fees will increase by [***] per FTE. Each Party shall also pay the other Party for all reagents and materials requested to be supplied by one Party to the other Party hereunder at a price equal to the supplying Party’s Cost of Goods plus mark up set forth in the Work Plan (the “Supply Fees”). The FTE Fees and the Supply Fees are collectively referred to herein as the “Research Fees”. Within thirty (30) days after the end of each Calendar Quarter, each party shall submit a report to the other Party supporting the calculation of the Research Fees due for such Calendar Quarter. Each party shall pay all Research Fees owed to the other Party within thirty (30) days of receipt of each report. For purposes of clarification, Products other than [***] that are developed as Collaboration Products (either initially or upon conversion pursuant to Section 7.7), but for which a party subsequently [***] pursuant to Section 7.1, shall be deemed [***] Products rather than Independent Products under this Agreement.”

2.16 A new Section 7.7 shall be added to the Agreement to read in its entirety as follows:

“7.7 Conversion of an Independent Product to a Collaboration Product. At any time during the Term, the Party that originated an Independent Product may, in its sole discretion, elect to offer such Independent Product to the other Party as a Collaboration Product. The non-originating Party may, in its sole discretion, determine whether or not to accept such Independent Product as a Collaboration Product. If both Parties agree to convert an Independent Product to a Collaboration Product, then the Parties shall negotiate in good faith the terms for such conversion, including without limitation fees, milestone payments, royalties and co-funding arrangements.”

[***] Confidential treatment requested.

2.17 Section 8.1 of the Agreement shall be amended to read in its entirety as follows:

“8.1 Exchange of Know-How. During the Term, each Party will, and will cause its Affiliates and Sublicensees, as applicable, to, without additional compensation and at such Party’s sole expense, disclose and make available to the other Party, in whatever form each such other Party may reasonably request, all Regulatory Documentation, all of its Background Know-How and any other Information and Inventions reasonably necessary for the Exploitation of any Collaboration Product.”

2.18 The first sentence of Section 9.5 shall be amended to read as follows:

“Neither Party may publish, present or announce any Confidential Information of the other Party or any results of research or development activities hereunder that relate to the other Party’s technology, either orally or in writing (the “Publication”), without obtaining the written consent of the other Party.”

2.19 Section 11.1 shall be amended to read in its entirety as follows:

“11.1 Intellectual Property Ownership. SGI shall own all right, title and interest in all SGI Technology (including without limitation all SGI Prodrug Inventions and SGI Prodrug Patents). GCOR shall own all right, title and interest in all GCOR Technology (including without limitation all GCOR i-mune Inventions and GCOR i-mune Patents). Each Party shall retain [***] in any Joint Patents, with [***] rights in any field and subject to the licenses and right to sublicense granted in Article 6 and Section 15.6.3(c). The laws of the United States with respect to joint inventorship shall apply in all jurisdictions giving force and effect to this Agreement. This Section 11.1 shall have retroactive application back to the Effective Date of the Agreement.”

2.20 The final sentence of Section 11.2 shall be amended to read as follows:

“The Parties shall each own [***] in each Product Trademark with respect to a Collaboration Product. In the event that a Party [***] with respect to a Collaboration Product, it shall, without any additional consideration, assign all of its right, title and interest in and to any Product Trademark with respect to such [***] Product to the [***]; provided, however, that each Party shall retain all of its right, title and interest in and to any Product Trademarks with respect to its own [***] Products.”

[***] Confidential treatment requested.

2.21 Section 11.3 shall be amended to read in its entirety as follows:

“11.3 Ownership of Regulatory Documentation. The Parties shall jointly own all Regulatory Documentation with respect to Collaboration Products. SGI shall own all Regulatory Documentation with respect to SGN-17/19. Each Party shall own all right, title and interest in and to all Regulatory Documentation with respect to any Independent Products or Post-Termination Products such Party originated. Each Continuing Party shall have the right to own all right, title and interest in and to all Regulatory Documentation with respect to its [***] Products. In the event that a Party [***] with respect to a Collaboration Product in a Development Program, it shall assign all of its right, title and interest in and to all Regulatory Documentation with respect to such [***] Product, including any Regulatory Approvals and applications therefore, to the Continuing Party (or its designee); provided, however, that each Party shall retain any of its right, title and interest in and to any Regulatory Documentation with respect to a [***] Product. Notwithstanding the ownership of any Regulatory Approval or any other Regulatory Documentation, each Party shall have the right to use and reference any of the Regulatory Documentation in connection with the Exploitation of any Products as provided in this Agreement.”

2.22 The first sentence of Section 12.4 shall be amended to read as follows: “The Steering Committee, with respect to a Collaboration Product, shall supervise and direct the filing, prosecution and maintenance of the registrations of the Product Trademarks for such Product.

2.23 All references in Sections 12.7, 13.1 and 13.1.1 shall be replaced with references to “Joint Patents”.

2.24 Section 15.1 of the Agreement shall be amended to read in its entirety as follows:

“15.1 Term. The term of this Agreement shall commence on the Effective Date and shall continue in effect until [***] (the “Term”), unless terminated at an earlier date in accordance with the terms and conditions set forth in this Article 15.”

2.25 The first sentence of Section 15.6.1 shall be amended to read as follows: “Upon expiration or termination of the Agreement, the Parties shall discontinue any ongoing Research Program with respect to all Products that have not yet entered a Development Program.”

2.26 Sections 15.6.3(a) and 15.6.3(b) shall be deleted in their entireties.

2.27 Section 15.6.3(c) shall be amended to read in its entirety as follows:

[***] Confidential treatment requested.

“(c) Independent and Post-Termination Products. During the Term with respect to Independent Products and after termination or expiration of this Agreement with respect to Independent Products and Post-Termination Products, the Parties hereby agree:

(i) [***] To SGI. Subject to Section 15.6.3(c)(iv) and other applicable terms and conditions of this Agreement, GCOR shall [***]: (1) up to [***] Independent Products that SGI originated during the Term and (2) any Collaboration Products that SGI originated that were not in a Development Program on the date of termination or expiration of the Term (“SGI Post-Termination Products”).

(ii) [***] To GCOR. Subject to Section 15.6.3(c)(iv) and other applicable terms and conditions of this Agreement SGI shall [***]: (1) up to [***] Independent Products that GCOR originated during the Term and (2) any Collaboration Products that GCOR originated that were not in a Development Program on the date of termination or expiration of the Term (“GCOR Post-Termination Products” and together with SGI Post-Termination Products, “Post-Termination Products”); provided that to the extent such Independent Product or GCOR Post-Termination Product incorporates or uses technology covered by the SGI [***] Patents or any Know-How licensed to SGI under the [***] (as used in paragraph, “Know-How” shall have the meaning set forth in the [***]), in which case this license shall be limited to the [***].

(iii) [***]. Each Party agrees to provide the other Party a fully executed copy of any permitted [***] agreement or amendment thereof entered into pursuant to this Section 15.6.3(c) (either of which may be redacted to remove confidential information) within thirty (30) days of execution of such agreement or amendment.”

(iv) Payment Obligations. The [***] set forth in Section 15.6.3(c) shall be subject to payment of the obligations set forth in Section 4.6 for each Independent Product and Post-Termination Product, including any Post-Termination Product that was formally a Collaboration Product.

2.28 Section 15.6.3(d) shall only apply to Post-Termination Products.

2.29 Section 15.6.4 shall be amended to read in its entirety as follows:

“15.6.4 Survival. Articles 1, 5, 7, 9, 11, 12, 13, 16, 17, 18, 19, 20, 21 and 22 and Sections 4.2(a), 4.3, 4.4.2, 4.5, 4.6, 6.1, 6.3, 6.4, 6.6, 7.6,8.3, 15.6 and 15.7 of this Agreement shall survive expiration or termination of this Agreement for any reason.”

2.30 The attention line for the notice provision to GCOR in Section 22.1 shall be revised to read: “Sr. Vice President, Health Care”.

[***] Confidential treatment requested.

3. Miscellaneous.

3.1 Continuing Effect. This Amendment shall be effective for all purposes as of the Effective Date. Except as otherwise expressly modified by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

3.2 Governing Laws. This Amendment shall be governed by, interpreted and construed in accordance with the laws of the State of Delaware, without regard to conflicts of law principles.

3.3 Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and together shall be deemed to be one and the same document.

(Signature page follows)

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the Amendment Date.

SEATTLE GENETICS, INC.

By:	/s/ Clay B. Siegall
(Signature)

Name:	Clay B. Siegall, Ph.D.

Title:	President and Chief Executive Officer

GENENCOR INTERNATIONAL, INC.

By:	/s/ Mark A. Goldsmith
(Signature)

Name:	Mark A. Goldsmith, M.D., Ph.D.

Title:	Senior Vice President, Health Care